UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2003

CHOLESTECH CORPORATION

(Exact name of registrant as specified in its charter)

California	000-20198	94-3065493

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3347 Investment Boulevard, Hayward, California	94545

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 732-7200

Not applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Cholestech Corporation dated April 23, 2003

ITEM 9. REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12 — Results of Operations and Financial
               Condition)

     On April 23, 2003, Cholestech Corporation (“Cholestech”) is issuing a press release and holding a conference call regarding its financial results for the fiscal year ended March 28, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Cholestech is making reference to the non-GAAP financial measure discussed below in both the press release and the conference call. A reconciliation of this non-GAAP financial measure to the comparable GAAP financial measure is contained in the attached press release.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

     Use of Non-GAAP Financial Measures

     To supplement its consolidated financial statements presented in accordance with GAAP, Cholestech uses a non-GAAP measure of operating results, earnings per share, which is adjusted from results based on GAAP to exclude a restructuring charge and a net loss from discontinued operations associated with the sale of its WellCheck testing services business and an income tax benefit relating to the reversal of a portion of the valuation allowance previously established for its net operating loss carryforwards. Further details about these charges and this benefit can be found in the reconciliation included in the press release.

     Earnings per share, excluding special items is provided to enhance investors’ overall understanding of Cholestech’s current financial performance and its prospects for the future. Specifically, Cholestech believes this non-GAAP financial measure provides useful information to both management and investors by excluding certain special items that Cholestech believes is not indicative of its core operating results. In addition, since Cholestech has reported non-GAAP results to the investment community in the past, Cholestech believes the inclusion of the non-GAAP financial measure provides consistency in its financial reporting. Further, this non-GAAP financial measure is one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003	CHOLESTECH CORPORATION

	By:	/s/ William W. Burke

William W. Burke Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Cholestech Corporation dated April 23, 2003